UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 24, 2006

NOVADEL PHARMA INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32177	22-2407152
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

25 Minneakoning Road

Flemington, New Jersey 08822

(Address of principal executive offices) (Zip Code)

(908) 782-3431

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events.

Effective April 30, 2006, Ms. Jean Frydman will no longer serve as Vice President, General Counsel and Corporate Secretary of NovaDel Pharma Inc. (the “Company”). The Company and Ms. Frydman are currently negotiating a separation agreement. Mr. Michael Spicer, the Company’s Chief Financial Officer, was appointed by the Board of Directors to assume the additional responsibility of Corporate Secretary of the Company to succeed Ms. Frydman.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NovaDel Pharma Inc.

By:	/s/ Michael Spicer
Name:	Michael Spicer
Title:	Chief Financial Officer

Date: April 28, 2006